Exhibit 99.1

OptimizeRx Reports Third Quarter 2024 Financial Results

- Q3 revenue of $21.3 million, increasing 30% year-over-year

- Q3 gross profit increased 37% year-over-year to $13.4 million with a gross margin of 63%

- Won 5 DAAP deals during Q3

WALTHAM, Mass. – November 13, 2024 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, reported results for the three months ended September 30, 2024. Quarterly comparisons are to the same year-ago period.

Financial Highlights

●	Revenue in the third quarter of 2024 increased 30% to $21.3 million, as compared to $16.3 million in the same year ago period.

●	Gross profit in the third quarter of 2024 increased 37% year-over-year to $13.4 million, from $9.8 million during the third quarter of 2023.

●	GAAP net loss totaled $(9.1) million or $(0.50) per basic and diluted share in the third quarter, as compared to $(2.9) million or $(0.17) during the third quarter of 2023.

●	Non-GAAP net income in the third quarter totaled $2.3 million, or $0.12 per diluted share, as compared to non-GAAP net income of $1.6 million or $0.09 per diluted share during the third quarter of 2023 (see definition of these non-GAAP measures and reconciliation to GAAP below).

●	Adjusted EBITDA for the third quarter of 2024 came in at $2.7 million compared to $0.9 million in the same year ago period (see definition of this non-GAAP measure and reconciliation to GAAP below).

●	Cash, cash equivalents and short-term investments totaled $16.1 million as of September 30, 2024 as compared to $13.9 million as of December 31, 2023.

Will Febbo, OptimizeRx CEO commented, “While revenue against expectations came in under, we are encouraged by the traction we are getting with our top clients and DAAP’s continued progress. We are also pleased to show we met expectations on an adjusted EBITDA basis, which speaks to the scale and leverage in our business when growth returns. We also paid down an additional $2.0 million of principal on our term loan since the end of the third quarter and were cash flow positive for the period. We continue to see enterprise and pipeline building and pharma leaning into digital and believe there is significant value in our platform and in the Company’s strategic positioning across the broader market. We now have one client that is expected to surpass $15 million with revenue in-year and multiple customers for 2025, each which is expected to generate over $10 million in revenue. All this gives us confidence in the business and its trajectory.”

“Having expanded the business from a single product to being recognized as an established market leader in digital health communications, we continue to serve top-tier clients, collaborate with scalable partners, and rely on a talented team that drives our success. Our clients are looking to scale with digital partners and our thesis around HCP and DTC on one platform is resonating. Our clients are relying on us as an innovative leader to educate HCPs and patients, while our exceptional team consistently exceeds client expectations and delivers outstanding results. None of this is reflected in our public valuation, but all of it is reflected in our day-to-day with clients, partners and teammates. While it may take a little longer than we thought to grow the business into what we believe it can become, there is a clear large market opportunity, and we are squarely focused on capturing market share as a leader in the digital marketing space.”

Key Performance Indicators (KPIs)*	Rolling Twelve Months Ended 9/30/2024	Rolling Twelve Months Ended 9/30/2023
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$2,824	$1,902
Percent of top 20 pharmaceutical manufacturers that are customers	100%	100%
Top 20 pharmaceutical manufacturers as percent of total net revenues	64%	61%
Net revenue retention	127%	93%
Revenue per averages full-time employee (FTE)	$630	$568

2024 Financial Outlook

For the full year 2024, the Company is updating its 2024 guidance and expects revenue to be between $88 million and $92 million with an Adjusted EBITDA to be between $8 million and $10 million.

Conference Call

Date: Wednesday, November 13, 2024

Time: 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)

Toll Free:        1-844-825-9789

International: 1-412-317-5180

Conference ID: 10193688

Call Me Link: https://callme.viavid.com/?$Y2FsbG1lPXRydWUmcGFzc2NvZGU9JmluZm89Y29tcGFueSZyPXRydWUmYj0xNg==

Webcast: https://viavid.webcasts.com/starthere.jsp?ei=1693210&tp_key=d77879d241

Definition and Use of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net loss and non-GAAP net loss per diluted share or non-GAAP EPS, and Adjusted EBITDA, all of which are non-GAAP financial measures.

The Company defines non-GAAP net income (loss) as GAAP net loss with an adjustment, as applicable, to add back depreciation, amortization, amortization of debt issuance costs, stock-based compensation, acquisition expenses, severance expenses, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and reversal of tax valuation allowance. Non-GAAP EPS is defined as non-GAAP net income (loss) divided by the number of weighted average shares outstanding on a diluted basis. Adjusted EBITDA is defined as GAAP net loss with an adjustment, as applicable, to add back depreciation, amortization, interest, stock-based compensation, acquisition expenses, severance expenses, income or loss related to the fair value of contingent consideration, gain or loss from the disposal of a business, asset impairment charges, other income (loss), and income taxes. The Company has provided non-GAAP financial measures to aid investors in better understanding its performance. Management believes that these non-GAAP financial measures provide additional insight into the operations and cash flow of the Company.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a Company’s non-cash operating expenses, management believes that providing non-GAAP financial measures that exclude non-cash expenses allows for meaningful comparisons between the Company’s business operating results and those of other companies, as well as provides an important tool for financial and operational decision making and for evaluating the Company’s business operating results over different periods of time.

The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate such non-GAAP financial results differently. The Company’s non-GAAP net income (loss), non-GAAP EPS and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. The Company does not consider these non-GAAP measures to be substitutes for or superior to the information provided by its GAAP financial results.

The table, “Reconciliation of Non-GAAP to GAAP Financial Measures,” included below, provides a reconciliation of Non-GAAP net income (loss), Non-GAAP EPS and Adjusted EBITDA for the three and nine months ended September 30, 2024 and 2023. Although the Company provides guidance for Adjusted EBITDA, it is not able to provide guidance to the most directly comparable GAAP measures. Reconciliations for forward-looking figures would require unreasonable efforts at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Definition of Key Performance Indicators*

Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2023 revenue”. We previously used “The top 20 pharma companies by 2022 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average Full Time Employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent.

About OptimizeRx

OptimizeRx provides best-in-class health technology that enables care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 2 million U.S. healthcare providers and millions of their patients through an intelligent technology platform embedded within a proprietary digital point-of-care network, as well as mass digital communication channels, OptimizeRx helps life sciences organizations engage and support their customers.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance. These forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, seasonal trends, our ability to maintain our contracts with electronic prescription platforms, competition, and other risks summarized in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share data)

(UNAUDITED)

	September 30, 2024	December 31, 2023

ASSETS
Current assets
Cash and cash equivalents	$16,126	$13,852
Accounts receivable, net	26,327	36,253
Taxes receivable	64	1,036
Prepaid expenses and other	4,389	3,190
Total current assets	46,906	54,331
Property and equipment, net	161	149
Other assets
Goodwill	70,869	78,357
Technology assets, net	8,383	9,013
Patent rights, net	5,685	6,185
Tradename and customer relationships, net	32,411	34,198
Operating lease right of use assets, net	422	573
Security deposits and other assets	362	568
Total other assets	118,132	128,894
TOTAL ASSETS	$165,199	$183,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$2,000	$2,000
Accounts payable – trade	2,754	2,227
Accrued expenses	5,557	7,755
Revenue share payable	3,210	5,506
Current portion of lease liabilities	195	222
Deferred revenue	786	172
Total current liabilities	14,502	17,882
Non-current liabilities
Long-term debt, net	33,278	34,231
Lease liabilities, net of current portion	242	371
Deferred tax liabilities, net	2,712	4,337
Total liabilities	50,734	56,821

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2024 or December 31, 2023	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 20,069,432 and 19,899,679 shares issued at September 30, 2024 and December 31, 2023, respectively	20	20
Treasury stock, $0.001 par value, 1,741,397 shares held at September 30, 2024 and December 31, 2023.	(2)	(2)
Additional paid-in-capital	198,737	190,793
Accumulated deficit	(84,290)	(64,258)
Total stockholders’ equity	114,465	126,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$165,199	$183,374

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except share and per share data)

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023

Net revenue	$21,309	$16,331	$59,811	$43,153
Cost of revenues, exclusive of depreciation and amortization presented separately below	7,862	6,531	22,456	18,094
Gross profit	13,447	9,800	37,355	25,059

Operating expenses
General and administrative expenses	13,425	12,886	43,971	39,162
Goodwill impairment	7,489	—	7,489	—
Depreciation and amortization	1,095	467	3,235	1,395
Total operating expenses	22,009	13,353	54,695	40,557
Loss from operations	(8,562)	(3,553)	(17,340)	(15,499)
Other income (expense)
Interest expense	(1,524)	—	(4,597)	—
Other income	38	—	113	—
Interest income	107	688	231	2,074
Total other income (expense), net	(1,379)	688	(4,253)	2,074
Loss before provision for income taxes	(9,941)	(2,865)	(21,593)	(13,424)
Benefit from income taxes	817	—	1,561	—
Net loss	$(9,124)	$(2,865)	$(20,032)	$(13,424)
Weighted average number of shares outstanding – basic	18,323,542	16,637,606	18,250,775	16,907,482
Weighted average number of shares outstanding – diluted	18,323,542	16,637,606	18,250,775	16,907,482
Loss per share – basic	$(0.50)	$(0.17)	$(1.10)	$(0.79)
Loss per share – diluted	$(0.50)	$(0.17)	$(1.10)	$(0.79)

OPTIMIZERX CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(UNAUDITED)

	For the Nine Months Ended September 30,
	2024	2023
OPERATING ACTIVITIES:
Net loss	$(20,032)	$(13,424)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,235	1,395
Stock-based compensation	8,530	11,090
Goodwill impairment	7,489	—
Deferred income taxes	(1,625)	—
Bad debt expense	131	478
Amortization of debt issuance costs	547	—
Changes in:
Accounts receivable	9,795	838
Prepaid expenses and other assets	(1,200)	(728)
Accounts payable	527	(859)
Revenue share payable	(2,296)	(305)
Accrued expenses and other liabilities	(1,997)	509
Tax receivable	972	—
Deferred revenue	615	24
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	4,691	(982)

INVESTING ACTIVITIES:
Purchase of property and equipment	(95)	(82)
Purchases of held-to-maturity investments	—	(162,778)
Redemptions of held-to-maturity investments	—	165,089
Acquisition of intangible assets, including intellectual property rights	—	(4)
Capitalized software development costs	(235)	(1,561)
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(330)	664

FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(587)	(293)
Proceeds from exercise of stock options	—	146
Repurchase of common stock	—	(7,522)
Loan origination costs	—	(300)
Repayment of long-term debt	(1,500)	—
NET CASH USED IN FINANCING ACTIVITIES	(2,087)	(7,969)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,274	(8,287)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	13,852	18,209
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,126	$9,923

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$4,081	$—
ROU assets obtained in exchange for lease obligations	$—	$158
Cash paid for income taxes	$—	$—

OPTIMIZERX CORPORATION

RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES

(in thousands, except share and per share data)

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(9,124)	$(2,865)	$(20,032)	$(13,424)
Depreciation and amortization	1,095	467	3,235	1,395
Stock-based compensation	2,604	3,206	8,530	11,090
Goodwill impairment	7,489	—	7,489	—
Severance expenses	64	206	724	206
Other income	(38)	—	(113)	—
Amortization of debt issuance costs	182	—	547	—
Acquisition expenses	—	555	243	581
Non-GAAP net income (loss)	$2,272	$1,569	$623	$(152)

Non-GAAP net income (loss) per share
Diluted	$0.12	$0.09	$0.03	$(0.01)
Weighted average shares outstanding:
Diluted	18,400,125	16,648,778	18,397,699	16,907,482

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(9,124)	$(2,865)	$(20,032)	$(13,424)
Depreciation and amortization	1,095	467	3,235	1,395
Benefit from income taxes	(817)	33	(1,561)	99
Stock-based compensation	2,604	3,206	8,530	11,090
Goodwill impairment	7,489	—	7,489	—
Severance expenses	64	206	724	206
Acquisition expenses	—	555	243	581
Other income	(38)	—	(113)	—
Interest (income) expense, net	1,417	(688)	4,367	(2,074)
Adjusted EBITDA	$2,690	$914	$2,882	$(2,127)